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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 29, 2007

                               BCSB BANKCORP, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)


        UNITED STATES                  0-24589               52-2108333
        -------------                  -------               ----------
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)         Identification No.)

            4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND 21236
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 256-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

          (e) On November 29, 2007, the Board of Directors of BCSB Bankcorp, Inc. (the "Company"), its wholly owned subsidiary, Baltimore County Savings Bank, F.S.B. (the "Bank") and Baltimore County Savings Bank, M.H.C. (the "MHC") approved a new change of control severance agreement which was entered into with Anthony Cole, Executive Vice President and Chief Financial Officer of the Company, the Bank and the MHC. The term of the agreement is for three years and may be renewed by the Bank's Board of Directors on an annual basis. All payments under the agreement are guaranteed by the Company. Following a change in control (as defined in the agreement), if Mr. Cole's employment with the Bank is involuntarily terminated for reasons other than for cause, or if Mr. Cole voluntarily resigns from the Bank upon the occurrence of circumstances specified in the agreement, Mr. Cole will receive a severance payment under the agreement equal to 2.99 times his annualized cash compensation excluding board fees and bonuses. In addition to his cash severance payment, Mr. Cole's health, life, disability and other benefits will be continued for twenty-four months following the termination of his employment unless Mr. Cole chooses to receive cash in an amount equal to the cost of the benefits.

              Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes. Mr. Cole's change in control agreement limits payments made to Mr. Cole in connection with a change in control to an amount that will not exceed the limits imposed by
Section 280G of the Internal Revenue Code.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              (d)   Exhibits

                    Number          Description
                    ------          -----------

                    10.1 Change in Control Severance Agreement, dated November 29, 2007, by and between BCSB Bankcorp, Inc. and Anthony Cole



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       BCSB BANKCORP, INC.



Date: December 3, 2007                 By: /s/ Joseph J. Bouffard
                                           -------------------------------------
                                           Joseph J. Bouffard
                                           President and Chief Executive Officer